Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ameriprise Certificate Company (the “Company”) for the quarterly period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Abu M. Arif, as Chief Executive Officer of the Company and Ross P. Palacios, as Principal and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Abu M. Arif
Name:	Abu M. Arif
Title:	Chief Executive Officer
(Principal Executive Officer)
Date:	July 31, 2013

/s/ Ross P. Palacios
Name:	Ross P. Palacios
Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	July 31, 2013

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